EXHIBIT (j)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 279 to Registration Statement No. 002-90946 on Form N-1A of our reports dated as indicated on the attached Schedule A, relating to the financial statements and financial highlights of the Funds listed on the attached Schedule A, certain of the funds constituting Eaton Vance Mutual Fund Trust (the “Trust”), and the Portfolios listed on the attached Schedule A, appearing in the Annual Report on Form N-CSR of the Trust for the year ended October 31, 2016, and to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statements of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2017

Schedule A

Report Date

Fund Name

December 16, 2016

Eaton Vance Government Obligations Fund

December 19, 2016

Eaton Vance Floating-Rate Fund

December 19, 2016

Eaton Vance Global Macro Capital Opportunities Fund

December 19, 2016

Parametric Tax-Managed International Equity Fund

December 19, 2016

Eaton Vance Short Duration High Income Fund

December 19, 2016

Eaton Vance Tax-Managed Global Dividend Income Fund

December 19, 2016

Eaton Vance Tax-Managed Global Small-Cap Fund

December 19, 2016

Eaton Vance Tax-Managed Value Fund

December 20, 2016

Eaton Vance Floating-Rate Advantage Fund

December 20, 2016

Eaton Vance Global Income Builder Fund

December 20, 2016

Eaton Vance High Income Opportunities Fund

December 20, 2016

Eaton Vance Tax-Managed Multi-Cap Growth Fund

December 21, 2016

Eaton Vance Diversified Currency Income Fund

December 21, 2016

Eaton Vance Emerging Markets Local Income Fund

December 21, 2016

Eaton Vance Floating-Rate & High Income Fund

December 21, 2016

Eaton Vance Tax-Managed Small-Cap Fund

December 22, 2016

Eaton Vance Global Macro Absolute Return Advantage Fund

December 22, 2016

Eaton Vance Global Macro Absolute Return Fund

December 22, 2016

Eaton Vance Multi-Strategy Absolute Return Fund

December 22, 2016

Eaton Vance Multi-Strategy All Market Fund

December 22, 2016

Eaton Vance Short Duration Government Income Fund

December 22, 2016

Eaton Vance Short Duration Strategic Income Fund

December 22, 2016

Eaton Vance Tax-Managed Equity Asset Allocation Fund

Portfolio financial statements that are included in one or more of the above Funds’ annual reports for the year ending October 31, 2016:

Report Date

Portfolio Name

December 16, 2016

Government Obligations Portfolio

December 19, 2016

Eaton Vance Floating Rate Portfolio

December 19, 2016

Global Macro Capital Opportunities Portfolio

December 19, 2016

Tax-Managed International Equity Portfolio

December 19, 2016

Short Duration High Income Portfolio

December 19, 2016

Tax-Managed Global Small-Cap Portfolio

December 19, 2016

Tax-Managed Value Portfolio

December 20, 2016

Senior Debt Portfolio

December 20, 2016

Global Income Builder Portfolio

December 20, 2016

High Income Opportunities Portfolio

December 20, 2016

Tax-Managed Multi-Cap Growth Portfolio

December 21, 2016

International Income Portfolio

December 21, 2016

Emerging Markets Local Income Portfolio

December 21, 2016

Tax-Managed Small-Cap Portfolio

December 22, 2016

Global Macro Absolute Return Advantage Portfolio

December 22, 2016

Global Macro Portfolio

December 22, 2016

Global Opportunities Portfolio

December 22, 2016

MSAR Completion Portfolio

December 22, 2016

Short-Term U.S. Government Portfolio